CONFIDENTIAL For Internal Use Only Welcome to the Colony Bank Team! On April 22nd, Colony Bankcorp, Inc., parent company of Colony Bank, and SouthCrest Financial Group, Inc., parent company of SouthCrest Bank, jointly announced the signing of a definitive agreement under which Colony Bank will acquire SouthCrest Bank. Colony Bank is honored to be merging our companies together and continuing the legacy that SouthCrest Bank has built. Both institutions place great value on strong customer relationships and strong community investments by its leaders. We are very excited about out expansion and wish you a warm welcome to the Colony Bank team! At Colony Bank, we have nearly 400 engaged team members and who are part of high performing teams that are empowered to serve our customers. Empowerment enables our team members to act in the best interest of the customer and “do the right thing”. You should find our team is passionate about serving our customers and delivering solutions. We are excited to get to know you better and welcome you to the team! In the coming weeks, you will hear more from us on the timeline and conversion process. As with any business transaction of this nature, Colony Bank’s merger with SouthCrest Bank is subject to regulatory approval and customary closing conditions. We anticipate the completion of the merger in the third quarter of 2021 and the system conversion and re-branding to happen in the fourth quarter of 2021. Our goal during this transition is to communicate as much information as we can to you, as soon as we can. We know when our team members feel confident our customers will, too. This announcement will generate questions both from you and the community. To help answer those, we are providing some FAQs for team members and customers. Our futures look stronger now that we have teamed together. This merger will be a transformational event for both institutions, aligning us to be the largest community bank and the 4th largest bank in the state of Georgia. Together, we will operate a great bank and help build stronger communities. We have a lot of work to do in the months ahead. We are ready and looking forward to it. You are welcome to reach out to any of us with any questions, as promised, we will continue to share information about the merger as it progresses. With Sincere Regards, T. Heath Fountain President & CEO Colony Bank colony.bank

Who are Colony Bankcorp, Inc. and Colony Bank? Colony Bankcorp, Inc is the bank holding company based in Fitzgerald, Georgia that operates Colony Bank, a full-service commercial bank founded in 1975, with $1.8 billion in assets, 29 locations and multiple loan production offices throughout Georgia. Will we be part of a publicly traded company? Yes, Colony Bankcorp stock is traded on the NASDAQ under the ticker symbol CBAN. Why is Colony Bank interested in merging with SouthCrest Bank? Colony Bank is very selective and strategic about the organizations we consider for merger. SouthCrest Bank with its long history of service in both community and longstanding team members exceeded our expectations. The customer relationships that have been cultivated over the years exemplifies what is most important to Colony Bank. We value taking care of our customers and ensuring our team members are investing back in the community. That is why we think this will be a great partnership. SouthCrest and Colony have a great deal in common. What do I say to customers who call with questions as a result of the announcement? Your customers are a top priority. We have prepared some frequently asked questions below. If they need more information than you can provide please refer them to the call centers or one of the SouthCrest senior managment team members. SouthCrest Contact Center (855) 972-2265 Colony Bank Contact Center (800) 873-6404 Who will lead the combined company? The banks? At both the company (Colony Bankcorp, Inc.) and the bank (Colony Bank), Heath Fountain is President and Chief Executive Officer. Brian Schmitt will join our team as Executive Vice Chairman. Where will the bank and company be headquartered? Colony Bankcorp, Inc. is headquarted in Fitzgerald, Georgia. Our executive management team have multiple offices throughout our footprint. This allows our managers to be actively involved on a local level to better serve our team members and customers. Who serves on the board? The Colony Bankcorp, Inc. and Colony Bank board consists of Mark Massee, Chair; Freddie Dwozan, Jr., Vice-Chair; Scott Downing, Heath Fountain; Terry Hester; Edward Loomis, Jr.; Meagan Mowry; Matthew Reed; and Jonathan Ross. Harold Wyatt, III and Brian Schmitt will join the board once this merger is complete. When will the merger occur? The merger of SouthCrest Bank branches, team members and accounts to Colony Bank will happen over the next several months. We expect regulatory and shareholder approval to take place in the third quarter. Until then, the day-to-day processes of SouthCrest Bank will continue as normal. SouthCrest and Colony are on different banking platforms. The bank conversion to the new system is scheduled for the fourth quarter of 2021. Will any locations be consolidated? No office closures or consolidations are expected at this time. How are customers and shareholders being notified about the merger? A press release will be sent out both locally and nationally. Customers and shareholders will be notified through our website and by letters and email if applicable. Closer to date of conversion customers will begin receiving information about the conversion of their accounts, debit cards and online banking. How will this impact customers? What differences will they see? None immediately. As we plan to convert the system in the fourth quarter of 2021, we will be communicating with our team members and customers to make sure the conversion process goes as smooth as possible. Please continue to deliver the outstanding customer service that you are known for. It’s banking as usual. How should I answer the phone? No changes on phone answering at this time. What does this decision mean for me? Do I still have a job? There will be no immediate changes at this time. Tomorrow will be banking as normal. You will serve your customers with the same great care as you have always shown. While we are working on merging together in the months ahead, there will be team meetings on benefits, duties, etc. with human resources and department leaders. Inmergers such as these there may be some impact as a result of job overlaps that exists between the two companies. But there will also be chances for job opportunities in new service areas as we grow to expand accounts within the market. Our goal during this conversion is to communicate as much information as we can to you, as soon as we can. For now, we ask for your patience in the process and know that more information is headed your way. Will we have career opportunities at other Colony Bank locations? As positions become available, you will have the opportunity to apply if so desired. What does Colony Bank look for in a new team member? At Colony Bank, our mission is to build a sustainable, high performing independent bank. Team members should deliver solutions for our customers that exceed their expectations. All our team members live by the Colony Bank Mantra which has 3 key points. We are called to serve. Bank with passion. Go out and make it happen. We want our team members to feel empowered to the do the right thing for customers and the Bank. And lastly, we want you to have fun at work and enjoy being part of your team. Who should I contact if I have questions? If you have questions, speak to your manager or a member of SouthCrest senior management team they will be able to assist you. What if I have HR-related questions about the process? If you have any questions that need immediate attention, you may contact your manager or Lance Whitley (Colony Bank HR) and Jane Prescott (SouthCrest HR). If we don’t have specific answers yet due to the timing or other consideration, we will share additional information with you as soon as we are able. How often will we receive updates regarding the transaction? Conversions take time and a lot of hard work. Our goal during this conversion is to communicate as much information as we can to you, as soon as we can. We know when our team members feel confident in the transition our customers will, too. You can always reach out to your manager or any member of the executive management team. What should I do if someone from the media calls to ask questions about the announcement? Please direct all news media and Investor relations concerns to the following: Andy Borrmann, Investor Relations SouthCrest, (678) 734-3505 Tracie Youngblood, Investor Relations Colony Bank (229) 430-8080 ext 6003 Kimberly Dockery, Media Inquiries, Colony Bank (229) 430-8080 ext 6023 How and when will I get trained on Colony Bank system, processes and procedures? Training on operations, policies and procedures will take place over the next few months. They may be on site at your banking center or a nearby location. You will receive more information on training as we get closer to the system conversion date. What happens to my sick, vacation, and other benefits I currently enjoy through SouthCrest Bank? Colony Bank and SouthCrest Bank’s Human Resource teams are currently assessing all benefits and will share with you all transition details and how they may impact your current benefits, if any, during the on-boarding meetings that will occur over the next weeks and months. As decision are made, Human Resources will communicate changes to you. Will our culture change? Culture is one of the most critical pieces of this transaction and any change will be for the betterment and unity of the new combined team and our bank’s brand identity. Team Member Frequently Asked Questions CONFIDENTIAL For Internal Use Only colony.bank

Who are Colony Bankcorp, Inc. and Colony Bank? Colony Bankcorp, Inc is the bank holding company based in Fitzgerald, Georgia that operates Colony Bank, a full-service commercial bank founded in 1975, with $1.8 billion in assets, 29 locations and multiple loan production offices throughout Georgia. Will we be part of a publicly traded company? Yes, Colony Bankcorp stock is traded on the NASDAQ under the ticker symbol CBAN. Why is Colony Bank interested in merging with SouthCrest Bank? Colony Bank is very selective and strategic about the organizations we consider for merger. SouthCrest Bank with its long history of service in both community and longstanding team members exceeded our expectations. The customer relationships that have been cultivated over the years exemplifies what is most important to Colony Bank. We value taking care of our customers and ensuring our team members are investing back in the community. That is why we think this will be a great partnership. SouthCrest and Colony have a great deal in common. What do I say to customers who call with questions as a result of the announcement? Your customers are a top priority. We have prepared some frequently asked questions below. If they need more information than you can provide please refer them to the call centers or one of the SouthCrest senior managment team members. SouthCrest Contact Center (855) 972-2265 Colony Bank Contact Center (800) 873-6404 Who will lead the combined company? The banks? At both the company (Colony Bankcorp, Inc.) and the bank (Colony Bank), Heath Fountain is President and Chief Executive Officer. Brian Schmitt will join our team as Executive Vice Chairman. Where will the bank and company be headquartered? Colony Bankcorp, Inc. is headquarted in Fitzgerald, Georgia. Our executive management team have multiple offices throughout our footprint. This allows our managers to be actively involved on a local level to better serve our team members and customers. Who serves on the board? The Colony Bankcorp, Inc. and Colony Bank board consists of Mark Massee, Chair; Freddie Dwozan, Jr., Vice-Chair; Scott Downing, Heath Fountain; Terry Hester; Edward Loomis, Jr.; Meagan Mowry; Matthew Reed; and Jonathan Ross. Harold Wyatt, III and Brian Schmitt will join the board once this merger is complete. When will the merger occur? The merger of SouthCrest Bank branches, team members and accounts to Colony Bank will happen over the next several months. We expect regulatory and shareholder approval to take place in the third quarter. Until then, the day-to-day processes of SouthCrest Bank will continue as normal. SouthCrest and Colony are on different banking platforms. The bank conversion to the new system is scheduled for the fourth quarter of 2021. Will any locations be consolidated? No office closures or consolidations are expected at this time. How are customers and shareholders being notified about the merger? A press release will be sent out both locally and nationally. Customers and shareholders will be notified through our website and by letters and email if applicable. Closer to date of conversion customers will begin receiving information about the conversion of their accounts, debit cards and online banking. How will this impact customers? What differences will they see? None immediately. As we plan to convert the system in the fourth quarter of 2021, we will be communicating with our team members and customers to make sure the conversion process goes as smooth as possible. Please continue to deliver the outstanding customer service that you are known for. It’s banking as usual. How should I answer the phone? No changes on phone answering at this time. What does this decision mean for me? Do I still have a job? There will be no immediate changes at this time. Tomorrow will be banking as normal. You will serve your customers with the same great care as you have always shown. While we are working on merging together in the months ahead, there will be team meetings on benefits, duties, etc. with human resources and department leaders. Inmergers such as these there may be some impact as a result of job overlaps that exists between the two companies. But there will also be chances for job opportunities in new service areas as we grow to expand accounts within the market. Our goal during this conversion is to communicate as much information as we can to you, as soon as we can. For now, we ask for your patience in the process and know that more information is headed your way. Will we have career opportunities at other Colony Bank locations? As positions become available, you will have the opportunity to apply if so desired. What does Colony Bank look for in a new team member? At Colony Bank, our mission is to build a sustainable, high performing independent bank. Team members should deliver solutions for our customers that exceed their expectations. All our team members live by the Colony Bank Mantra which has 3 key points. We are called to serve. Bank with passion. Go out and make it happen. We want our team members to feel empowered to the do the right thing for customers and the Bank. And lastly, we want you to have fun at work and enjoy being part of your team. Who should I contact if I have questions? If you have questions, speak to your manager or a member of SouthCrest senior management team they will be able to assist you. What if I have HR-related questions about the process? If you have any questions that need immediate attention, you may contact your manager or Lance Whitley (Colony Bank HR) and Jane Prescott (SouthCrest HR). If we don’t have specific answers yet due to the timing or other consideration, we will share additional information with you as soon as we are able. How often will we receive updates regarding the transaction? Conversions take time and a lot of hard work. Our goal during this conversion is to communicate as much information as we can to you, as soon as we can. We know when our team members feel confident in the transition our customers will, too. You can always reach out to your manager or any member of the executive management team. What should I do if someone from the media calls to ask questions about the announcement? Please direct all news media and Investor relations concerns to the following: Andy Borrmann, Investor Relations SouthCrest, (678) 734-3505 Tracie Youngblood, Investor Relations Colony Bank (229) 430-8080 ext 6003 Kimberly Dockery, Media Inquiries, Colony Bank (229) 430-8080 ext 6023 How and when will I get trained on Colony Bank system, processes and procedures? Training on operations, policies and procedures will take place over the next few months. They may be on site at your banking center or a nearby location. You will receive more information on training as we get closer to the system conversion date. What happens to my sick, vacation, and other benefits I currently enjoy through SouthCrest Bank? Colony Bank and SouthCrest Bank’s Human Resource teams are currently assessing all benefits and will share with you all transition details and how they may impact your current benefits, if any, during the on-boarding meetings that will occur over the next weeks and months. As decision are made, Human Resources will communicate changes to you. Will our culture change? Culture is one of the most critical pieces of this transaction and any change will be for the betterment and unity of the new combined team and our bank’s brand identity. Team Member Frequently Asked Questions CONFIDENTIAL For Internal Use Only colony.bank

Customer Frequently Asked Questions CONFIDENTIAL For Internal Use Only What happens to my account? All SouthCrest Bank accounts will be matched to similar Colony Bank checking products and converted to the new system in the fourth quarter of 2021. A few weeks prior to the conversion date, you will receive a new debit card and checks in the mail with detailed instructions on when to begin using and how to activate your new card. In addition, we will provide you with instructions on how to set up your online banking account. What if I still have checks outstanding on my SouthCrest account? Colony Bank will work with SouthCrest Bank to ensure those checks clear on your Colony account just as they would have on your SouthCrest account. After the system conversion in the fourth quarter of 2021, you will see the debits (and credits – if deposits) on your Colony account just as you would have on your SouthCrest account. Can I use the other Colony Bank locations? Yes, but only ATMs. You may use any Colony Bank ATM that is convenient for you prior to the merger closing & conversion. Our goal is to allow you access to Colony Bank ATMs without being charged a foreign access fee. Once the fee free option is available, we will communicate this availability to you. When making deposits and in branch withdrawals, you will have to continue to use the SouthCrest locations until the bank system conversion scheduled for fourth quarter 2021. How do I access my account online? You will continue to access your online banking via the SouthCrest Bank website until the banking system conversion in the fourth quarter of 2021. Prior to conversion, you will receive a conversion booklet with complete instructions on setting up your new online banking accounts at Colony Bank. Expect to receive this information in the mail late September or early October. You will not be able to log in to the new system before the system conversion. Who do I call if I have a problem? The bankers you have grown to know and trust at SouthCrest, will be the same bankers you work with at Colony Bank. Feel free to continue reaching out to your banker directly as needed. If you need assistance and cannot reach your banker, the contact centers welcome your call. SouthCrest Contact Center (855) 972-2265 Colony Bank Contact Center (800) 873-6404 What happens to my loans? Your loans will continue just as they are now. You should continue to make your loan payments just as you are doing now. Who will be handling my accounts and my transactions? Expect to see the same friendly faces you know and trust at the branches. We are keeping the same staff at these branches, so you can continue to work with the same people at the bank you have worked with in the past. Will I have to get new checks? New debit cards? You will receive new Colony Bank checks and a debit card. We will replace your checks and debit cards at no expense to you. This will arrive via the mail closer to conversion date with a detailed instruction booklet. You will not be able to use these until after the conversion is complete. What will happen to my CDs? Your CD will be transferred from SouthCrest Bank to Colony Bank at the same rate and terms you received at SouthCrest. You will be notified well in advance of the maturity date of the CD, and we will assist you with any renewals or withdrawals needed to your CDs. Will my rates / terms change? Loan rates and terms will not change. CD rates and terms will not change. Some deposit account rates and terms may change at the conversion date. You will find that Colony Bank is very competitive in the market with rates. Closer to the conversion date, you will receive a welcome letter with a conversion chart. This will tell you the Colony Bank account type your savings or checking has been converted to and the associated details on its rate. Can I keep using my same branch? Yes, you can continue to use your current location. In addition, you will be able to use any other branch of Colony Bank at your convenience after the conversion. colony.bank

Forward-Looking Statements This communication contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as "may," "believe," "expect," "anticipate," "intend," "will," "should," "plan," "estimate," "predict," "continue" and "potential" or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger, to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on the Company's capital ratios. Forward-looking statements represent management's beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors that could cause or contribute to such differences include, but are not limited to the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, disruption from the Merger with customers, suppliers, employee or other business partners relationships, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the risk of successful integration of SouthCrest's business into the Company, the failure to obtain the necessary approvals by the shareholders of SouthCrest or the Company, the amount of the costs, fees, expenses and charges related to the Merger, the ability by the Company to obtain required governmental approvals of the Merger, reputational risk and the reaction of each of the companies' customers, suppliers, employees or other business partners to the Merger, the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing of the Merger, the risk that the integration of SouthCrest's operations into the operations of the Company will be materially delayed or will be more costly or difficult than expected, the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, the dilution caused by the Company's issuance of additional shares of its common stock in the merger transaction, and general competitive, economic, political and market conditions. Additional factors which could affect the forward-looking statements can be found in the cautionary language included under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in the Company's Annual Reports on Form 10-K for the year ended December 31, 2020, and other documents subsequently filed by the Company with the SEC. Consequently, no forward-looking statement can be guaranteed. Neither the Company nor SouthCrest undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this new release or any related documents, the Company and SouthCrest claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Additional Information About the Merger and Where to Find It This document does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed Merger, the Company will file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 that will include a joint proxy statement of SouthCrest and the Company and a prospectus of the Company, as well as other relevant documents concerning the proposed transaction. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SOUTHCREST AND THE PROPOSED MERGER. The joint proxy statement/prospectus will be sent to the shareholders of SouthCrest seeking the required shareholder approval. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the related proxy statement/prospectus, when filed, as well as other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by the Company will also be available free of charge by directing a written request to Colony Bankcorp, Inc., 115 South Grant Street, Fitzgerald, Georgia 31750 Attn: Tracie Youngblood and on the Company’s website, www.colony.bank, under Investor Relations. The Company's telephone number is (229) 426-6000. Participants in the Transaction The Company, SouthCrest and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of SouthCrest and the Company in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about the Company and its directors and officers may be found in the definitive proxy statement of the Company relating to its 2021 Annual Meeting of Shareholders filed with the SEC on April 16, 2021. The definitive proxy statement can be obtained free of charge from the sources described above. CONFIDENTIAL For Internal Use Only colony.bank